UNITED STATES

SECURITES AND EXCHANGE COMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. [        ]  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SA FUNDS INVESMENT TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Buckingham Strategic Advisors 8182 Maryland Avenue, Suite 500 St. Louis, Missouri 63105

(Shareholder registration will be printed here)

IMPORTANT NOTICE

Dear Shareholder,

Our records show that we have not yet reached you regarding important changes to the investment you hold in the one or more of the SA Funds.

Please take a moment to call us toll-free at 1-800-591-6313, Monday to Friday from 9:00am to 11:00 pm Eastern time.

You will be asked to provide the Investor ID number listed below. Rest assured; no personal information will be required.

Thank you in advance for your assistance.

Sincerely,

Jonathan Scheid

President & CEO

INVESTOR PROFILE

Investor ID:	[print AST’s ID here]
Shares owned:	[print shares owned here]

 OFFICIAL BUSINESS   This document relates to your investment in the SA Funds.